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                                                                   Exhibit 10.19

                          INTERSTATE HOTELS LETTERHEAD
--------------------------------------------------------------------------------

      THOMAS F. HEWITT, CHA
Chairman and Chief Executive Officer


                                 March 22, 1999

Mr. Kevin Kelkeary
Executive Vice President & COO
Crossraods Hospitality
Foster Plaza Ten
680 Andersen Drive
Pittsburgh, PA 15220



Dear Kevin:

As we discussed, upon accomplishing the spinout of Interstate, I want you to assume additional responsibilities as chief operating officer of the company. I believe we have agreed upon the following package:

                  -----------------------------------------------------------
                     TITLE                President & COO
                  -----------------------------------------------------------
                     BASE SALARY          $300,000
                  -----------------------------------------------------------
                     BONUS                Up to 1.75x base salary
                  -----------------------------------------------------------
                     STOCK OPTIONS        150,000 shares
                  -----------------------------------------------------------
                     LOAN                 $300,000 of which 50% will be
                                          forgiven over three (3) years
                  -----------------------------------------------------------
                     TERM                 3 Years
                  -----------------------------------------------------------

We will develop mutually acceptable language in the event a change in control of the company takes place during the term of your contract.

The company will sponsor your relocation to a new home during 1999, not to exceed $12,000. I believe this covers the key issues we have discussed. Base on experience and expertise, there is no doubt in my mind you will make a very significant contribution to the growth and future success of this company.

            EXECUTIVE OFFICES, Foster Plaza Ten, 680 Andersen Drive,
                         Pittsburgh, Pennsylvania 15220
                      (412) 937-3325 o FAX (412) 920-5733

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I am looking forward to working with you as we launch the "new" Interstate.


                                        Very truly yours,

                                        /s/ THOMAS F. HEWITT

                                            THOMAS F. HEWITT


ACKNOWLEGE ACCEPTANCE

DATE      3/24/99
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SIGNATURE Kevin Kelkeary
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